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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------



        Date of report (Date of earliest event reported): August 10, 2000



                               CAREDATA.COM, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      000-22005                58-2256400
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                               Caredata.com, Inc.
                         Two Piedmont Center, Suite 400
                              3565 Piedmont Road NE
                           Atlanta, Georgia 30305-1502


          (Address of Principal Executive Offices, including Zip Code)


Registrant's telephone number, including area code:  (404) 364-6700


                                       N/A


          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

On August 10, 2000, Caredata.com, Inc. issued a press release announcing that Kenneth M. Goins Jr. has been appointed President and Chief Executive Officer and has accepted a seat on the company's Board of Directors and that concurrent with the appointment of Mr. Goins, Michael J. Finn has been appointed Chairman of the Board of Directors. In addition, Caredata.com announced that Mark Kaiser, former Chairman of the Board of Directors and Chief Executive Officer, has resigned from the company to pursue other business opportunities.

The full text of the press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      None.

         (b)      None.

         (c) The following exhibits are filed with this Current Report on Form 8-K:

          EXHIBIT NO.                              DESCRIPTION
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
             99.1                       Press Release dated August 10, 2000.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CAREDATA.COM, INC.


                                      By:    /s/ Thomas C. Kuhn III
                                         ----------------------------------
                                      Name:    Thomas C. Kuhn III
                                      Title:   Executive Vice President and
                                               Chief Financial Officer

Dated:   August 14, 2000